Second Quarter 2024 Supplemental Financial Information

Table of Contents 2 03 Corporate Overview 04 Quarterly Highlights 05 Consolidated Statements of Operations 06 Funds from Operations and Adjusted Funds from Operations 07 EBITDAre and Adjusted EBITDAre 08 Net Operating Income 09 Consolidated Balance Sheets 10 Debt, Capitalization and Financial Ratios 12 Investment Activity 13 Portfolio Information 17 Lease Expiration Schedule 18 Non-GAAP Measures and Definitions 22 Forward Looking and Cautionary Statements

Management Team Mark Manheimer Chief Executive Officer and President Daniel Donlan Chief Financial Officer and Treasurer Jeff Fuge Senior Vice President of Acquisitions Trish McBratney-Gibbs Senior Vice President, Chief Accounting Officer Chad Shafer Senior Vice President of Real Estate and Underwriting 3 Corporate Overview Corporate Profile NETSTREIT Corp. (NYSE: NTST) is an internally managed real estate investment trust (REIT) based in Dallas, Texas that specializes in acquiring single-tenant net lease retail properties nationwide. The growing portfolio consists of high-quality properties leased to e- commerce resistant tenants with healthy balance sheets. Led by a management team of seasoned commercial real estate executives, NETSTREIT’s strategy is to create the highest quality net lease retail portfolio in the country in order to generate consistent cash flows and dividends for its investors. Board of Directors Todd Minnis - Chair Michael Christodolou Heidi Everett Mark Manheimer Matthew Troxell Lori Wittman Robin Zeigler Corporate Headquarters 2021 McKinney Avenue Suite 1150 Dallas, Texas, 75201 Phone: (972) 597 - 4825 Website: www.netstreit.com Transfer Agent Computershare PO Box 43007 Providence, RI 09240-3007 Phone: (800) 736 - 3001 Website: www.computershare.com

Quarterly Highlights

(unaudited, dollars in thousands, except per share data)

	Three Months Ended				
Financial Results	**June 30, 2024**	**March 31, 2024**	**December 31, 2023**	**September 30, 2023**	**June 30, 2023**
Net (loss) income	$ (2,306)	$ 1,045	$ 1,962	$ 4,239	$ (792)
Net (loss) income per common share outstanding - diluted	$ (0.03)	$ 0.01	$ 0.03	$ 0.06	$ (0.01)
Funds from Operations (FFO)	$ 19,987	$ 21,179	$ 21,165	$ 21,130	$ 17,198
FFO per common share outstanding - diluted	$ 0.27	$ 0.28	$ 0.30	$ 0.31	$ 0.28
Core Funds from Operations (Core FFO)	$ 23,389	$ 22,450	$ 21,220	$ 21,191	$ 17,587
Core FFO per common share outstanding - diluted	$ 0.31	$ 0.30	$ 0.30	$ 0.31	$ 0.29
Adjusted Funds from Operations (AFFO)	$ 23,817	$ 22,863	$ 21,573	$ 21,389	$ 18,747
AFFO per common share outstanding - diluted	$ 0.32	$ 0.31	$ 0.31	$ 0.31	$ 0.30
Dividends per share	$ 0.205	$ 0.205	$ 0.205	$ 0.205	$ 0.200
Weighted average common shares outstanding - diluted	73,588,605	74,565,790	69,922,646	68,048,369	61,043,531
Portfolio Metrics[(1)]					
Number of Investments	649	628	598	547	525
Square feet	11,701,160	11,322,746	10,624,183	9,971,909	9,440,349
Occupancy[(2)]	100.0 %	100.0 %	100.0 %	100.0 %	100.0 %
Weighted average lease term remaining (years)[(3)]	9.5	9.2	9.2	9.3	9.4
Investment grade (rated) - % of ABR[(4)]	68.9 %	71.1 %	70.5 %	68.6 %	67.8 %
Investment grade profile (unrated) - % of ABR[(5)]	13.7 %	13.3 %	14.1 %	14.6 %	14.0 %
Combined Investment grade (rated) & Investment grade profile (unrated) - % of ABR	82.6 %	84.4 %	84.6 %	83.3 %	81.8 %

1. Includes acquisitions, mortgage loans receivable, and completed developments.
2. Excludes investments that secure mortgage loans receivable.
3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable.
4. Investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher.
5. Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC.

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4

5 Three Months Ended June 30, Six Months Ended June 30, 2024 2023 2024 2023 REVENUES Rental revenue (including reimbursable) $ 36,864 $ 29,707 $ 72,053 $ 58,180 Interest income on loans receivable 2,703 1,923 5,187 2,901 Total revenues 39,567 31,630 77,240 61,081 OPERATING EXPENSES Property 3,982 3,530 8,084 7,467 General and administrative 5,268 5,260 10,978 10,168 Depreciation and amortization 18,544 15,847 36,084 30,795 Provisions for impairment 3,836 2,836 7,498 2,836 Transaction costs 47 15 175 124 Total operating expenses 31,677 27,488 62,819 51,390 OTHER (EXPENSE) INCOME Interest expense, net (7,604) (5,521) (13,784) (9,465) Gain on sales of real estate, net 8 615 1,006 296 Loss on debt extinguishment — (128) — (128) Other (expense) income, net (2,588) 68 (2,868) 220 Total other (expense) income, net (10,184) (4,966) (15,646) (9,077) Net (loss) income before income taxes (2,294) (824) (1,225) 614 Income tax (expense) benefit (12) 32 (29) 75 Net (loss) income (2,306) (792) (1,254) 689 Net (loss) income attributable to noncontrolling interests (15) (1) (8) 8 Net (loss) income attributable to common stockholders $ (2,291) $ (791) $ (1,246) $ 681 Amounts available to common stockholders per common share: Basic $ (0.03) $ (0.01) $ (0.02) $ 0.01 Diluted $ (0.03) $ (0.01) $ (0.02) $ 0.01 Weighted average common shares: Basic 73,588,605 61,043,531 73,419,198 59,600,630 Diluted 73,588,605 61,043,531 73,419,198 60,294,734 Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data)

Funds From Operations and Adjusted Funds From Operations

(unaudited, dollars in thousands, except per share data)

	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023	Six Months Ended June 30, 2024	Six Months Ended June 30, 2023
GAAP Reconciliation:				
Net (loss) income	$ (2,306)	$ (792)	$ (1,254)	$ 689
Depreciation and amortization of real estate	18,465	15,769	35,926	30,653
Provisions for impairment	3,836	2,836	7,498	2,836
Gain on sales of real estate, net	(8)	(615)	(1,006)	(296)
Funds from Operations (FFO)	**19,987**	**17,198**	**41,164**	**33,882**
Non-recurring executive transition costs, severance and related charges	624	201	1,481	214
Loss on debt extinguishment and other related costs	—	223	—	223
Non-recurring other loss (gain), net [1]	2,778	(35)	3,192	(47)
Core Funds from Operations (Core FFO)	**23,389**	**17,587**	**45,837**	**34,272**
Straight-line rent adjustments	(538)	(151)	(1,080)	(462)
Amortization of deferred financing costs	558	336	1,115	615
Amortization of above/below-market assumed debt	29	29	57	57
Amortization of loan origination costs and discounts	(16)	28	23	56
Amortization of lease-related intangibles	(98)	(184)	(193)	(397)
Earned development interest	370	—	703	—
Capitalized interest expense	(226)	(150)	(579)	(284)
Non-cash interest expense	(979)	—	(1,958)	—
Non-cash compensation expense	1,328	1,252	2,752	2,279
Adjusted Funds from Operations (AFFO)	**$ 23,817**	**$ 18,747**	**$ 46,677**	**$ 36,136**
FFO per common share, diluted	**$ 0.27**	**$ 0.28**	**$ 0.55**	**$ 0.56**
Core FFO per common share, diluted	**$ 0.31**	**$ 0.29**	**$ 0.62**	**$ 0.57**
AFFO per common share, diluted	**$ 0.32**	**$ 0.30**	**$ 0.63**	**$ 0.60**
Dividends per share	$ 0.205	$ 0.200	$ 0.410	$ 0.400
Dividends per share as a percent of AFFO	64 %	67 %	65 %	67 %
Weighted average common shares outstanding, basic	73,588,605	61,043,531	73,419,198	59,600,630
Operating partnership units outstanding	440,654	507,773	459,520	509,588
Unvested restricted stock units	69,023	152,785	118,790	164,322
Unsettled shares under open forward equity contracts	254,299	—	462,103	20,194
Weighted average common shares outstanding, diluted	74,352,581	61,704,089	74,459,611	60,294,734

1. Primarily includes the fraudulent fund transfer loss.

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EBITDAre and Adjusted EBITDAre

(unaudited, dollars in thousands)

	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023
GAAP Reconciliation:		
Net (loss) income	$ (2,306)	$ (792)
Depreciation and amortization of real estate	18,465	15,769
Amortization of lease-related intangibles	(98)	(184)
Non-real estate depreciation and amortization	79	78
Interest expense, net	7,604	5,521
Income tax expense (benefit)	12	(32)
Amortization of loan origination costs and discounts	(16)	28
EBITDA	23,740	20,388
Provisions for impairment	3,836	2,836
Gain on sales of real estate, net	(8)	(615)
EBITDAre	27,568	22,609
Straight-line rent adjustments	(538)	(151)
Loss on debt extinguishment and other related costs	—	223
Non-recurring executive transition costs, severance and related charges	624	201
Non-recurring other loss (gain), net	2,778	(35)
Other non-recurring expenses, net	210	242
Non-cash compensation expense	1,328	1,252
Adjustment for construction in process [1]	505	334
Adjustment for intraquarter investment activities [2]	1,260	817
Adjusted EBITDAre	$ 33,735	$ 25,492
Annualized Adjusted EBITDAre [3]	$ 134,940	

Net Debt	As of June 30, 2024
Principal amount of total debt	$ 731,284
Less: Cash, cash equivalents and restricted cash	(13,726)
Net Debt	$ 717,558
Less: Net value of unsettled forward equity [4]	(253,579)
Adjusted Net Debt	$ 463,979

Leverage	
Net Debt / Annualized Adjusted EBITDAre	5.3 x
Adjusted Net Debt / Annualized Adjusted EBITDAre	3.4 x

1. Adjustment reflects the estimated cash yield on developments in process as of June 30, 2024.
2. The adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including developments and interest earning loan activity completed during the three months ended June 30, 2024 and 2023, had occurred on April 1, 2024 and 2023, respectively.
3. We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four.
4. Reflects 14,766,811 of unsettled forward equity shares at the June 30, 2024, available weighted average net settlement price of $17.17 per share.

NETSTREIT 7

Net Operating Income

(unaudited, dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2024	2023	2024	2023
GAAP Reconciliation:				
Net (loss) income	$ (2,306)	$ (792)	$ (1,254)	$ 689
General and administrative	5,268	5,260	10,978	10,168
Depreciation and amortization	18,544	15,847	36,084	30,795
Provisions for impairment	3,836	2,836	7,498	2,836
Transaction costs	47	15	175	124
Interest expense, net	7,604	5,521	13,784	9,465
Gain on sales of real estate, net	(8)	(615)	(1,006)	(296)
Income tax expense (benefit)	12	(32)	29	(75)
Loss on debt extinguishment	—	128	—	128
Interest income on mortgage loans receivable	(2,703)	(1,923)	(5,187)	(2,901)
Other (expense) income, net	2,588	(68)	2,868	(220)
Property-Level NOI	32,882	26,177	63,969	50,713
Straight-line rent adjustments	(538)	(151)	(1,080)	(462)
Amortization of lease-related intangibles	(98)	(184)	(193)	(397)
Property-Level Cash NOI	$ 32,246	$ 25,842	$ 62,696	$ 49,854
Adjustment for intraquarter acquisitions, dispositions and interest earning development [(1)]	1,139			
Property-Level Cash NOI Estimated Run Rate	$ 33,385			
Interest income on mortgage loans receivable	2,703			
Adjustments for intraquarter mortgage loan activity [(2)]	121			
Total Cash NOI - Estimated Run Rate	$ 36,209			
Property Operating Expense Coverage				
Reimbursable property operating expense	$ 3,500	$ 3,172	$ 7,148	$ 6,782
Property operating expenses	(3,982)	(3,530)	(8,084)	(7,467)
Property operating expenses, net	$ (482)	$ (359)	$ (936)	$ (685)

1. Adjustments assumes all re-leasing activity, investments in and dispositions of real estate, including interest earning developments completed during the three months ended June 30, 2024, had occurred on April 1, 2024.
2. Adjustment assumes all loan activity completed during the three months ended June 30, 2024, had occurred on April 1, 2024.

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Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data) 9 June 30, 2024 December 31, 2023 ASSETS Real estate, at cost: Land $ 494,654 $ 460,896 Buildings and improvements 1,270,572 1,149,809 Total real estate, at cost 1,765,226 1,610,705 Less accumulated depreciation (122,236) (101,210) Property under development 16,896 29,198 Real estate held for investment, net 1,659,886 1,538,693 Assets held for sale 68,096 52,451 Mortgage loans receivable, net 129,941 114,472 Cash, cash equivalents and restricted cash 13,726 29,929 Lease intangible assets, net 162,273 161,354 Other assets, net 64,064 49,337 Total assets $ 2,097,986 $ 1,946,236 LIABILITIES AND EQUITY Liabilities: Term loans, net $ 621,869 $ 521,912 Revolving credit facility 98,000 80,000 Mortgage note payable, net 7,869 7,883 Lease intangible liabilities, net 23,876 25,353 Liabilities related to assets held for sale 1,142 1,158 Accounts payable, accrued expenses and other liabilities 27,368 36,498 Total liabilities $ 780,124 $ 672,804 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 77,377,679 and 73,207,080 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively $ 773 $ 732 Additional paid-in capital 1,435,577 1,367,505 Distributions in excess of retained earnings (143,734) (112,276) Accumulated other comprehensive income 17,600 8,943 Total stockholders’ equity 1,310,216 1,264,904 Noncontrolling interests 7,646 8,528 Total equity 1,317,862 1,273,432 Total liabilities and equity $ 2,097,986 $ 1,946,236

Debt, Capitalization, and Financial Ratios
(unaudited, dollars in thousands)

	As of June 30, 2024						
Debt Summary	Fully Extended Maturity		Principal Balance	Interest Rate[1]		Remaining Capacity	Available Term (years)
Unsecured revolver[2]	August 11, 2027	$	98,000	6.43%	$	301,850	3.1
Unsecured term loan[3]	January 15, 2027		175,000	3.12%		—	2.5
Unsecured term loan[4]	February 11, 2028		200,000	3.88%		—	3.6
Unsecured term loan[5]	January 3, 2029		250,000	4.99%		—	4.5
Mortgage note[6]	November 1, 2027		8,284	4.53%		—	3.3
Total / Weighted Average		$	731,284	4.43%	$	301,850	3.6

$175 million Term Loan - Interest Rate Schedule				
Start Date	End Date		Applicable Balance	Fixed Rate[1]
November 27, 2023	December 23, 2024	$	175,000	3.12 %
December 23, 2024	January 15, 2027	$	175,000	3.65 %

Fixed vs. Floating Debt



Floating, 13%
Fixed, 87%

Debt Maturity Schedule



$600
$500
$400
$300
$200
$100
$0
$400
$8
$175
$200
$250
2023
2024
2025
2026
2027
2028
2029
2024 Unsecured Term Loan
2028 Unsecured Term Loan
2029 Unsecured Term Loan
Mortgage Note
Revolving Credit Facility Capacity

1. Rates presented exclude the impact of capitalized loan fee amortization.
2. Interest rate reflects the all-in borrowing rate as of June 30, 2024. Facility fees are charged at an annual rate of 0.15% of the total facility size of $400 million, and are not included in the interest rate presented. The facility has a one-year extension option. Remaining capacity reduced by $0.15 million for outstanding letters of credit.
3. Interest rate consists of the fixed rate SOFR swap of 1.87%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. See the $175 million Term Loan - Interest Rate Schedule table for additional detail on the fixed interest rate changes through the fully extended maturity.
4. Interest rate consists of the fixed rate SOFR swap of 2.63%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. The swap terminates of February 11, 2028.
5. Interest rate consists of the fixed rate SOFR swap of 3.74%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. The term loan matures on July 3, 2026, and includes two one-year extension options and one six-month extension option.
6. The mortgage note was assumed as part of an asset acquisition during the third quarter of 2022.

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1. Reflects 14,766,811 of unsettled forward equity shares at the June 30, 2024 weighted average net settlement price of $17.17 per share. 2. Value is based on the June 28, 2024 closing share price of $16.10 per share. Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands, except per share data) 11 Net Debt As of June 30, 2024 Principal amount of total debt $ 731,284 Less: Cash, cash equivalents and restricted cash (13,726) Net Debt $ 717,558 Less: Net value of unsettled forward equity(1) (253,579) Adjusted Net Debt $ 463,979 Net Debt / Annualized Adjusted EBITDAre 5.3x Adjusted Net Debt / Annualized Adjusted EBITDAre 3.4x Key Debt Covenant Information Required Actual Consolidated total leverage ratio ≤ 60.0% 33.6% Fixed charge coverage ratio ≥ 1.50x 4.66x Maximum secured indebtedness ≤ 40.0% 0.4% Maximum recourse indebtedness ≤ 10.0% —% Unencumbered leverage ratio ≤ 60.0% 35.8% Unencumbered interest coverage ratio ≥ 1.75x 4.66x Liquidity As of June 30, 2024 Unused unsecured revolver capacity $ 301,850 Cash, cash equivalents and restricted cash 13,726 Net value of unsettled forward equity(1) 253,579 Total Liquidity $ 569,155 Equity Ending Shares/ Units as of June 30, 2024 Equity Market Capitalization % of Total Common shares(2) 77,377,679 $ 1,245,781 99.4 % OP units(2) 437,058 7,037 0.6 % Total 77,814,737 $ 1,252,817 100.0 % Enterprise Value As of June 30, 2024 % of Total Principal amount of total debt $ 731,284 36.9 % Equity market capitalization(2) 1,252,817 63.1 % Total enterprise value $ 1,984,101 100.0%

Investment Activity

(unaudited, dollars in thousands)

	Three Months Ended				
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Investments					
Number of Investments(1)	28	42	57	29	39
Gross Investment	$ 115,734	$ 129,207	$ 119,128	$ 117,455	$ 115,321
Cash Yield[2]	7.5 %	7.5 %	7.2 %	7.0 %	6.8 %
Weighted Average Lease Term (years)[3]	16.7	11.5	10.9	10.0	11.5
Investment Grade and Investment Grade Profile %	39.1 %	84.8 %	98.7 %	97.2 %	80.7 %
Dispositions					
Number of Investments[4]	6	12	5	4	2
Number of Vacant Properties	—	—	—	—	—
Gross Proceeds[5]	$ 12,707	$ 21,594	$ 14,513	$ 7,543	$ 4,060
Cash Yield[6]	6.8 %	6.8 %	7.1 %	7.2 %	6.7 %
Weighted Average Lease Term (years)[3]	10.3	10.3	11.2	7.1	4.2
Loan Repayments					
Number of Loan Repayments[7]	1	—	1	2	—
Amount of Repayment	$ 2,324	$ —	$ 1,482	$ 6,000	$ —
Cash Yield[8]	10.3 %	— %	7.6 %	6.5 %	— %

Developments

Industry	Location	Lease Term (years)	Amount Funded to Date	Anticipated Rent Commencement
Dollar Stores (multiple programs)	Various (9 completed)	10 to 15	$ 17,929	Commenced 1Q'24
Farm Supplies	Malakoff, TX	20	$ 6,345	Commenced 1Q'24
Dollar Stores (multiple programs)	Various (5 completed)	15	$ 9,071	Commenced 2Q'24
Automotive Service (multiple locations)	Various (1 completed)	10 to 15	$ 3,256	Commenced 2Q'24
Dollar Stores (multiple programs)	Various (5 in progress)	10 to 15	$ 7,340	3Q'24 to 4Q'24
Automotive Service (multiple locations)	Various (5 in progress)	15	$ 10,293	3Q'24 to 4Q'24
Home Improvement	Butte, MT	15	$ 7,949	3Q'24
Pet Supplies	Sumter, SC	10	$ 2,008	4Q'24

1. Includes acquisitions, mortgage loans receivable, and completed developments.
2. ABR divided by the Gross Investment.
3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable.
4. Includes investments associated with mortgage loans receivable.
5. Excludes transaction costs and principal payments from mortgage loans receivable.
6. ABR divided by Gross Proceeds; excludes vacant properties.
7. Includes payoff of outstanding mortgage loans receivable. Excludes amortization of existing mortgage loans receivable.
8. Effective interest rate of mortgage loans receivable.

NETSTREIT 12

Portfolio Information
(unaudited, dollars in thousands)

Portfolio Metrics	June 30, 2024
Number of Investments[1]	649
Number of states	45
Square feet	11,701,160
Tenants	90
Industries	26
Occupancy[2]	100.0 %
Weighted average lease term remaining (years)[3]	9.5

Tenant Quality	Number of Investments		ABR	% of ABR
Investment grade (rated)[4]	514	$	102,147	68.9%
Investment grade profile (unrated)[5]	54		20,271	13.7%
Sub-investment grade (rated)[6]	30		14,737	9.9%
Sub-investment grade profile (unrated)	51		11,103	7.5%
Total	649	$	148,258	100.0%

Tenant Quality



Sub-investment grade profile, 7.5%
Sub-investment grade, 9.9%
Investment grade profile, 13.7%
82.6%
of ABR
Inv. Grade
Inv. Grade Profile
Investment grade, 68.9%

Defensive Category



Other, 12.1%
Service, 15.7%
87.9%
of ABR
Necessity
Discount
Service
Necessity, 49.4%
Discount, 22.9%

1. Includes acquisitions, mortgage loans receivable, and completed developments.
2. Excludes 77 investments that secure mortgage loans receivable.
3. Weighted by ABR; excludes lease extension options and 77 investments that secure mortgage loans receivable.
4. Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BBB- (S&P), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher.
5. Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC.
6. Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BB+ (S&P), Ba1 (Moody's) or NAIC3 (National Association of Insurance Commissioners) or lower.

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13

Portfolio Information (cont'd)

(unaudited, dollars in thousands)

Top 20 Tenants	Number of Investments		ABR	% of ABR	Credit rating[1]
DOLLAR GENERAL	150	$	17,528	11.8%	BBB
CVS Health	33		10,246	6.9%	BBB
Walgreens	27		8,812	5.9%	BBB-
DOLLAR TREE (2)	72		8,248	5.6%	BBB
THE HOME DEPOT	4		6,415	4.3%	A
Ahold Delhaize	7		5,808	3.9%	BBB+
HOBBY LOBBY	15		5,569	3.8%	IG Profile
7 ELEVEN	19		4,431	3.0%	A
Speedway	49		4,288	2.9%	A
LIFE TIME	2		4,169	2.8%	B+
TSC TRACTOR SUPPLY CO	15		4,007	2.7%	Baa1
festival	3		3,985	2.7%	IG Profile
BEST BUY	7		3,969	2.7%	A3
Advance Auto Parts	39		3,805	2.6%	Baa3
Walmart	6		3,727	2.5%	AA
LOWE'S	4		3,578	2.4%	BBB+
Kroger	7		3,408	2.3%	Baa1
ALDI	5		2,946	2.0%	IG Profile
FLOOR & DECOR	2		2,615	1.8%	BB
OLLIE'S GOOD STUFF CHEAP	10		2,435	1.6%	IG Profile
Total	476	$	109,990	74.2%	

1. If rated by a credit rating agency, reflects highest rating from S&P, Fitch, Moody's or National Association of Insurance Commissioners.
2. Dollar Tree banners, as a percentage of ABR: Dollar Tree - 1.1%; Dollar Tree / Family Dollar Combo - 3.3%; Family Dollar - 1.2%.

NETSTREIT 14

Portfolio Information (cont’d) (unaudited, dollars in thousands) 15 State Number of Investments ABR % of ABR Texas 48 $ 14,111 9.5% Illinois 27 12,034 8.1% New York 28 9,647 6.5% Wisconsin 23 9,501 6.4% Georgia 36 8,380 5.7% North Carolina 73 8,127 5.5% Alabama 50 7,356 5.0% Ohio 45 7,062 4.8% Florida 37 6,090 4.1% Pennsylvania 29 5,959 4.0% Other 253 59,993 40.5% Total 649 $ 148,258 100.0%

Portfolio Information (cont'd)

(unaudited, dollars in thousands)

Industry	Defensive Category	Number of Investments		ABR	% of ABR
Dollar Stores	Discount	222	$	25,776	17.4%
Grocery	Necessity	32		20,890	14.1%
Drug Stores & Pharmacies	Necessity	60		19,058	12.9%
Home Improvement	Necessity	29		15,592	10.5%
Convenience Stores	Service	72		9,461	6.4%
Discount Retail	Discount	32		8,201	5.5%
Arts & Crafts	Other	14		5,513	3.7%
Auto Parts	Necessity	61		5,511	3.7%
Health and Fitness	Service	3		5,154	3.5%
Farm Supplies	Necessity	16		4,579	3.1%
Consumer Electronics	Other	7		3,969	2.7%
Quick Service Restaurants	Service	26		3,880	2.6%
Sporting Goods	Other	4		3,866	2.6%
General Retail	Necessity	6		3,710	2.5%
Automotive Service	Service	23		2,970	2.0%
Healthcare	Necessity	13		2,939	2.0%
Specialty	Other	2		1,719	1.2%
Apparel	Other	5		1,234	0.8%
Casual Dining	Service	7		1,067	0.7%
Furniture Stores	Other	2		939	0.6%
Equipment Rental and Leasing	Service	5		687	0.5%
Banking	Necessity	3		476	0.3%
Wholesale Warehouse Club	Necessity	1		417	0.3%
Telecommunications	Other	2		314	0.2%
Gift, Novelty, and Souvenir Shops	Other	1		200	0.1%
Home Furnishings	Other	1		134	0.1%
Total		649	$	148,258	100.0%

Defensive Category	Number of Investments		ABR	% of ABR
Necessity	221		73,173	49.4%
Discount	254		33,977	22.9%
Service	136		23,220	15.7%
Other	38		17,888	12.1%
Total	649	$	148,258	100.0%

NETSTREIT

16

Lease Expiration Schedule[1]

(unaudited, dollars in thousands)

Year of Expiration	Number of Investments Expiring		ABR Expiring	Expiring as a % of Portfolio
2024	—	$	—	—%
2025	7		2,300	1.7%
2026	10		2,563	1.9%
2027	15		4,426	3.2%
2028	27		10,940	8.0%
2029	45		10,292	7.5%
2030	37		9,675	7.1%
2031	62		12,076	8.8%
2032	37		9,890	7.2%
2033	57		12,639	9.2%
2034	58		14,668	10.7%
2035	20		7,753	5.7%
2036	20		4,743	3.5%
2037	21		7,426	5.4%
2038	81		10,453	7.6%
2039	30		4,291	3.1%
2040	2		425	0.3%
2041	4		1,246	0.9%
2042	1		985	0.7%
2043	14		3,178	2.3%
2044	15		6,082	4.4%
2045	2		303	0.2%
2046	—		—	—%
2047	—		—	—%
2048	—		—	—%
2049	7		666	0.5%
2050	—		—	—%
TOTAL	572	$	137,020	100.0%

1. Excludes 77 investments that secure mortgage loans receivable.

NETSTREIT

17

FFO, Core FFO, and AFFO FFO means funds from operations. It is a non-GAAP measure defined by NAREIT as net (loss) income (computed in accordance with GAAP), excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO means core funds from operations. Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non-recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These have included non-recurring executive transition costs, severance and related charges, non-recurring other loss (gain), net, and loss on debt extinguishments and other related costs. AFFO means adjusted funds from operations. AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net (loss) income related to non-cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense, earned development interest, non-cash interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net (loss) income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO and AFFO do not represent net (loss) income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO and AFFO to be alternatives to net (loss) income as a reliable measure of our operating performance; nor should you consider FFO, Core FFO and AFFO to be alternatives to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including principal amortization, capital improvements and distributions to stockholders. FFO, Core FFO and AFFO do not represent cash flows from operating, investing or financing activities as defined by GAAP. Further, FFO, Core FFO and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO and AFFO. Non-GAAP Measures and Definitions 18

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre EBITDA is defined as earnings before interest expense, income tax expense, and depreciation and amortization. EBITDAre is the NAREIT definition of EBITDA (as defined above), but it is further adjusted to follow the definition included in a white paper issued in 2017 by NAREIT, which recommended that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre adjusted to exclude straight- line rent, non-cash compensation expense, non-recurring executive transition costs, severance and related charges, loss on debt extinguishment and other related costs, non-recurring other loss (gain), net, other non- recurring expenses (income), lease termination fees, adjustment for construction in process, and adjustment for intraquarter activities. Annualized Adjusted EBITDAre is a non-GAAP financial measure defined as Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net (loss) income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net (loss) income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt and Adjusted Net Debt Net Debt is calculated as our principal amount of total debt outstanding excluding deferred financing costs, net discounts and debt issuance costs less cash, cash equivalents and restricted cash available for future investment. We believe excluding cash, cash equivalents and restricted cash available for future investment from our principal amount, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid. We believe these adjustments are additional beneficial disclosures to investors and analysts. Adjusted Net Debt is Net Debt adjusted by the net value of unsettled forward equity as of period end. Non-GAAP Measures and Definitions (cont’d) 19

Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are non-GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net (loss) income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense (or income), income tax expense, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, loss on debt extinguishment, lease termination fees, and other expense (income), net. We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property-Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions and completed developments to derive Property-Level Cash NOI - Estimated Run Rate. We further adjust Property-Level Cash NOI - Estimated Run Rate for interest income on mortgage loans receivable and intraquarter mortgage loan activity to derive Total Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP, and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net (loss) income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent as of June 30, 2024, for all leases that commenced and annualized cash interest on mortgage loans receivable in place as of that date. Cash Yield is the annualized base rent contractually due from acquired properties and completed developments, and interest income from mortgage loans receivable, divided by the gross investment amount, gross proceeds in the case of dispositions, or loan repayment amount. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Non-GAAP Measures and Definitions (cont’d) 20

Non-GAAP Measures and Definitions (cont’d) 21 Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, interest earning developments, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of economically occupied properties divided by the total number of properties owned, excluding mortgage loans receivable and properties under development. OP units means operating partnership units not held by NETSTREIT. Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable.

Forward Looking and Cautionary Statements 22 This supplemental report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this supplemental report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 14, 2024 and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this supplemental report. New risks and uncertainties may arise over time and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law.